Exhibit 10.15

CAPITAL SUPPORT AGREEMENT

This Capital Support Agreement (the “Agreement”) is made and entered into this 12th day of November, 2003 among LOEWS CORPORATION, a Delaware corporation (“Loews”), CNA FINANCIAL CORPORATION, a Delaware corporation (“CNAF”) and CONTINENTAL CASUALTY COMPANY, an Illinois insurance company (“CCC”).

WITNESSETH:

WHEREAS, CNAF and its wholly-owned subsidiary, CCC (or certain of its direct or indirect wholly-owned subsidiaries), plan to enter into various transactions regarding CNAF and certain portions of CCC’s or such subsidiaries’ business which are expected to increase CCC’s surplus; and

WHEREAS, Loews owns approximately 90% of the outstanding shares of common stock of CNAF and, together with CNAF and CCC, will directly and/or indirectly benefit from such transactions and any related increases in CCC’s surplus; and

WHEREAS, CNAF and CCC have requested Loews, and Loews has agreed, to provide support to CNAF and CCC by entering into the transactions described in this Agreement on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, CNAF, CCC and Loews hereby agree as follows:

1. CAPITAL SUPPORT. Upon the terms and subject to the conditions of this Agreement, on the third business day following satisfaction or waiver of all of the conditions to the obligations of the parties set forth in Section 2 of this Agreement, or at such other time as Loews, CNAF and CCC may agree (the “Closing Date” which shall refer to the date of closing for the transactions described in paragraph A. and B. below, it being understood that such transactions need not close on the same date) Loews, CNAF and CCC will consummate the following transactions:

A. Purchase of CNAF Preferred Stock by Loews. CNAF will sell to Loews and Loews will purchase from CNAF the number of additional newly issued shares of a new class of CNAF Series I Convertible Participating Preferred Stock (the “Preferred Stock”), determined by dividing $750 million by the Per Share Purchase Price. The “Per Share Purchase Price” for the Preferred Stock will be one thousand (1000) times the volume weighted average of the daily trading prices of CNAF common stock based on trading between 9:30 a.m. and 4:00 p.m. Eastern Time, as reported by Bloomberg Financial L.P. for the five trading days from and including November 17, 2003 through November 21, 2003 (the “Pricing Period”). In the event that CNAF’s announcement of earnings for the third quarter of 2003 is released on a day following November 12, 2003, the Pricing Period will be moved forward one business day for each business day that occurs after November 12, 2003 until such announcement occurs. The Preferred Stock shall have the designation, powers, preferences and rights and the qualifications, limitations and restrictions set forth in the certificate of designation with respect to such series (as validly amended, modified or supplemented from time to time, the “Series I Certificate”) substantially in the form of Exhibit 1 attached hereto and made a part hereof.

Subject to the satisfaction or, to the extent permitted by applicable law, waiver of the conditions set forth in Section 2 hereof, at the closing of the transactions contemplated by this Agreement, Loews shall pay such purchase price, against delivery of a certified copy of the Series I Certificate or other evidence of the issuance of such shares reasonably acceptable to Loews, by wire transfer in immediately available funds and CNAF shall promptly contribute the net proceeds of this issuance of Preferred Stock as capital to CCC. Any term or provision of this Agreement to the contrary notwithstanding: (a) the Closing Date for the transaction described in this paragraph A shall be November 24, 2003, unless otherwise agreed in writing by Loews and CNAF; and (b) in the event that CNAF’s announcement of earnings for the third quarter of 2003 is released on a day following November 12, 2003, the Closing Date for the transaction described in this paragraph A shall be moved forward one business day for each business day that occurs after November 12, 2003 until such announcement occurs.

B. CCC Guaranty and Surplus Notes. Loews and CCC shall execute a Guaranty Agreement (the “Guaranty Agreement”) in form and substance substantially similar to the Form of Guaranty Agreement attached as Exhibit 2 hereto, including the forms of surplus notes (the “Surplus Notes”) attached as Exhibits A and B to the Guaranty Agreement.

2. CONDITIONS TO CLOSING.

     A. The obligations of Loews to purchase the Preferred Stock and to execute and deliver the Guaranty Agreement hereunder and to otherwise consummate the transactions contemplated by this Agreement, shall be subject to the satisfaction or, to the extent permitted by applicable law, waiver by Loews of the following conditions:

i. Representations and Warranties. Each of the representations and warranties and other statements made by CNAF and CCC in this Agreement and the documents delivered by them pursuant hereto (the “Transaction Documents”) are, at the time made and on the Closing Date, true and correct in all material respects.

ii. Performance of Obligations. CNAF and CCC shall have performed in all material respects all of their agreements and obligations hereunder, to the extent effective at or prior to the Closing Date, under the Transaction Documents.

iii. Officer’s Certificate. CNAF and CCC shall have furnished or caused to be furnished to Loews a certificate of each such company (signed by an executive officer thereof) as to the satisfaction of the conditions applicable to each set forth in this Section 2.A.

iv. Opinion of Counsel. Jonathan D. Kantor, General Counsel of each of CNAF and CCC, shall have furnished to Loews his written opinions, dated the Closing Date, in form and substance reasonably satisfactory to Loews, that:

a. This Agreement has been duly executed and delivered by each of CNAF and CCC and constitutes a valid and binding obligation of each of CNAF and CCC, enforceable against CNAF and CCC in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy or other similar laws affecting creditors’ rights generally or principles of equity.

b. The execution, delivery and performance by each of CNAF and CCC of this Agreement and by CCC of the Guaranty Agreement and, when issued, the Surplus Notes and the consummation by CNAF and CCC of the transactions contemplated hereby and thereby do not and will not (1) contravene, conflict with, or result in any violation or breach of any provision of their respective certificates or articles of incorporation or bylaws; (2) to his best knowledge, contravene, conflict with or result in a violation or breach of any provision of any law, rule, regulation, judgment, injunction, order or decree applicable to CNAF, or its subsidiaries, or CCC or its subsidiaries or require any consent, approval or other action by, filing with or notice to any governmental authority (including without limitation any regulatory authority) other than as described herein; (3) to his best knowledge, other than as described herein require any consent or other action by, filing with or notice to any person under, constitute a default under (or an event that, with or without notice or lapse of time or both, would constitute a default), or cause or permit the termination, cancellation, acceleration, triggering or other change of any right or obligation or the loss of any benefit to which CNAF or its subsidiaries or CCC or its subsidiaries is entitled under (A) any provision of any agreement or other instrument binding upon CNAF or any of its subsidiaries or CCC or its subsidiaries or (B) any license, franchise, permit, certificate, approval or other similar authorization held by, or affecting, or relating to, the assets or business of CNAF or any of its subsidiaries or CCC or its subsidiaries; or (4) result in the creation or imposition of any lien or other encumbrance on any its or its subsidiaries asset, other than such exceptions in the case of clauses (2), (3) and (4) as would not, individually or in the aggregate, be reasonably expected to materially impair or delay CNAF’s or CCC’s ability to consummate the transactions contemplated by this Agreement or have a material adverse effect on the business, financial position, shareholders’ equity or results of operations of CNAF or CCC and their subsidiaries, taken as a whole.

c. The issuance of the Preferred Stock by CNAF pursuant to this Agreement, the issuance by CNAF of the common stock of CNAF issuable upon conversion of the Preferred Stock and the issuance by CCC of the Surplus Notes pursuant to the Guaranty Agreement have been duly authorized.

d. When issued and delivered to Loews by CNAF against payment therefore as provided herein, the Preferred Stock will be, and when issued and delivered upon conversion of the Preferred Stock, the shares of common stock of CNAF issuable upon conversion thereof will be, duly and validly issued and fully paid and non-assessable and, to his knowledge, will not be subject to the preemptive rights or other similar rights of any securityholder of CNAF or any other person.

e. When issued and delivered to Loews by CCC against payment therefore as provided in the Guaranty Agreement, each of the Surplus Notes will be duly and validly issued and will be enforceable against CCC in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy or other similar laws affecting creditors’ rights generally or principles of equity.

f. None of the offering, issuance or sale of the Preferred Stock, the common stock of CNAF issuable upon conversion of the Preferred Stock or the Surplus Notes (or any portion thereof) to Loews is subject, or to such counsel’s knowledge will become subject, to the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “1933 Act”).

v. Rating Agency Approval. As of the Closing Date, neither Moody’s Investors Services, Standard & Poor’s nor A.M. Best Company shall have lowered, or stated its intention to Loews, CNAF or CCC or publicly to lower, as applicable, any of the corporate, debt or insurer financial strength ratings of CNAF, CCC or Loews from the ratings published by such agencies as of the date hereof.

vi. Regulatory Authorities. CCC shall have received the approval of the Director of the Illinois Department of Insurance and, as applicable, the other insurance subsidiaries of CNAF shall have received all necessary approvals of their respective regulators for the consummation of each of the transactions contemplated by this Agreement, the Guaranty Agreement and the Surplus Notes.

     B. The obligations of CNAF and CCC hereunder to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction or, to the extent permitted by applicable law, waiver by CNAF and CCC of the following conditions:

i. Representations and Warranties. All representations and warranties and other statements of Loews herein are, at the time made and on the respective Closing Dates, true and correct in all material respects.

ii. Regulatory Authorities. The insurance subsidiaries of CNAF shall have received the approval of their respective regulators for the filings and exemptions shown on Exhibit 3.

iii. Rating Agencies. At the Closing Date, neither Moody’s Investors Services, Standard & Poor’s nor A.M. Best Company shall have lowered, or stated its intention to Loews, CNAF or CCC or publicly to lower, as applicable, any of the corporate, debt or insurer financial strength ratings of CNAF or CCC from the ratings published by such agencies as of the date.

3. REPRESENTATIONS AND WARRANTIES.

     A. Loews hereby represents and warrants to CNAF and CCC as follows:

i. Authority. Loews is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the execution and delivery on the Closing Date of the Guaranty Agreement and, if required by the terms thereof, to consummate the transactions contemplated thereby, including the purchase of the Surplus Notes.

ii. Due Authorization. The execution and delivery by Loews of this Agreement, and the consummation by it of the transactions hereby, including the execution and delivery on the Closing Date of the Guaranty Agreement and, if required by the terms thereof, the consummation of the transactions contemplated thereby, including the purchase of the Surplus Notes, have been duly authorized by all necessary corporate action on the part of Loews.

iii. Enforcement. This Agreement has been duly executed and delivered by Loews and constitutes a valid and binding obligation of Loews enforceable against Loews in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy or other similar laws affecting creditors’ rights generally or principles of equity. When executed and delivered by Loews, the Guaranty Agreement, the Surplus Notes and each of the other Transaction Documents will constitute a valid and binding obligation of Loews enforceable against Loews in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy or other similar laws affecting creditors’ rights generally or principles of equity.

iv. Regulatory Approvals. No authorization, approval, consent or order of, or registration or filing with, any court or other governmental body having jurisdiction over Loews is required on the part of Loews for the execution and delivery of this Agreement or the Guaranty Agreement or the consummation by Loews of the transactions contemplated hereby or thereby.

v. Investment Intent. The Preferred Stock is being acquired, and, if purchased by Loews pursuant to the Guaranty Agreement, the Surplus Notes will be acquired by Loews for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the federal or state securities laws.

vi. Accredited Investor. Loews is an “accredited investor” within the meaning of Regulation 501(a) under the Securities Act, can bear the economic risk of its investment in the Preferred Stock and the Surplus Notes and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Preferred Stock and the Surplus Notes.

vii. Information. Loews has had a reasonable opportunity to ask questions and receive answers concerning CNAF and CCC and their financial and business affairs.

     B. CNAF hereby represents and warrants to Loews as follows:

i. Authority. CNAF is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

ii. Due Authorization. The execution and delivery by CNAF of this Agreement, and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of CNAF.

iii. Enforcement. This Agreement has been and, when executed, the other Transaction Documents to which CNAF is a signatory will be, duly executed and delivered by CNAF and constitutes or will constitute valid and binding obligations of CNAF enforceable against CNAF in accordance with their respective terms, except as the enforceability hereof or thereof may be limited by bankruptcy or other similar laws affecting creditors’ rights generally or principles of equity.

iv. Non-Contravention. The execution, delivery and performance by CNAF of this Agreement and the consummation by CNAF of the transactions contemplated hereby do not and will not (1) contravene, conflict with, or result in any violation or breach of any provision of CNAF’s certificate of incorporation or bylaws; (2) contravene, conflict with or result in a violation or breach of any provision of any law, rule, regulation, judgment, injunction, order or decree applicable to CNAF or its subsidiaries, or require any consent, approval or other action by, filing with or notice to any governmental authority (including without limitation any regulatory authority) other than as described herein; (3) other than as described herein require any consent or other action by, filing with or notice to any person under, constitute a default under (or an event that, with or without notice or lapse of time or both, would constitute a default), or cause or permit the termination, cancellation, acceleration, triggering or other change of any right or obligation or the loss of any benefit to which CNAF or any of its subsidiaries is entitled under (A) any provision of any agreement or other instrument binding upon CNAF or any of its subsidiaries or (B) any license, franchise, permit, certificate, approval or other similar authorization held by, or affecting, or relating to, the assets or business of CNAF or any of its subsidiaries; or (4) result in the creation or imposition of any lien or other encumbrance on any its or its subsidiaries asset, other than such exceptions in the case of clauses (2), (3) and (4) as would not, individually or in the aggregate, be reasonably expected to materially impair or delay CNA’s ability to consummate the transactions contemplated by this Agreement or have a material adverse effect on the business, financial position, shareholders’ equity or results of operations of CNAF and its subsidiaries, taken as a whole.

v. Absence of Certain Changes. Since November 12, 2003, there has been no material adverse change in the condition (financial or other), earnings, business, prospects or properties of CNAF.

vi. Preferred Stock Validly Issued. The Preferred Stock, when issued, delivered and paid for on the Closing Date, and the common stock of CNAF issuable upon conversion of the Preferred Stock, when issued and delivered upon conversion of the Preferred Stock, will be duly and validly issued and outstanding, fully paid and nonassessable and free and clear of any liens or other encumbrance (other than any liens or encumbrances that may be created as a result of Loews’ ownership of the Preferred Stock or CNAF common stock) and not subject to preemptive or other similar rights.

vii. No Registration Required. Neither CNAF nor to its knowledge any person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Preferred Stock to Loews or the issuance to Loews of the shares of common stock of CNAF issuable upon conversion thereof or the purchase by Loews of the Surplus Notes (or any portion thereof) from Loews if required pursuant to Section 1 hereof, to the registration requirements of Section 5 of the 1933 Act, and CNAF has no reason to believe that the offering, issuance or sale of the Preferred Stock to Loews or the issuance to Loews of the shares of common stock of CNAF issuable upon conversion thereof or the purchase by Loews of the Surplus Notes (or any portion thereof) from Loews if required pursuant to Section 1 hereof is or will become subject to the registration requirements of Section 5 of the 1933 Act.

     C. CCC hereby represents and warrants to Loews as follows:

i. Authority. CCC is an insurance company duly organized, validly existing and authorized to transact its business under the laws of the State of Illinois and has all requisite corporate power and authority to execute and deliver this Agreement, the Guaranty Agreement and the Surplus Notes, if required to do so under the terms and conditions of the Guaranty Agreement, and to perform its obligations and otherwise consummate the transactions contemplated hereby and thereby.

ii. Due Authorization. The execution and delivery by CCC of this Agreement, and the consummation by it of the transactions hereby, including the execution and delivery on the Closing Date of the Guaranty Agreement and, if required by the terms thereof, the consummation of the transactions contemplated thereby, including the execution and delivery of the Surplus Notes, have been duly authorized by all necessary corporate action on the part of CCC.

iii. Enforcement. This Agreement has been duly executed and delivered by CCC and constitutes a valid and binding obligation of CCC enforceable against CCC in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy or other similar laws affecting creditors’ rights generally or principles of equity. When executed and delivered by CCC, the Guaranty Agreement, the Surplus Notes and each of the other Transaction Documents will constitute a valid and binding obligation of CCC enforceable against CCC in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy or other similar laws affecting creditors’ rights generally or principles of equity.

iv. Non-Contravention. The execution, delivery and performance by CCC of this Agreement and the consummation by CCC of the transactions contemplated hereby, including the execution and delivery on the Closing Date of the Guaranty Agreement and, if required by the terms thereof, the consummation of the transactions contemplated thereby, including the execution and delivery of the Surplus Notes, do not and will not (1) contravene, conflict with, or result in any violation or breach of any provision of its articles of incorporation or bylaws; (2) contravene, conflict with or result in a violation or breach of any provision of any law, rule, regulation, judgment, injunction, order or decree applicable to CCC or its subsidiaries, or require any consent, approval or other action by, filing with or notice to any governmental authority (including without limitation any regulatory authority) other than as described herein; (3) other than as described herein require any consent or other action by, filing with or notice to any person under, constitute a default under (or an event that, with or without notice or lapse of time or both, would constitute a default), or cause or permit the termination, cancellation, acceleration, triggering or other change of any right or obligation or the loss of any benefit to which CCC or any of its subsidiaries is entitled under (A) any provision of any agreement or other instrument binding upon CCC or any of its subsidiaries or (B) any license, franchise, permit, certificate, approval or other similar authorization held by, or affecting, or relating to, the assets or business of CCC or any of its subsidiaries; or (4) result in the creation or imposition of any lien or other encumbrance on any its or its subsidiaries assets, other than such exceptions in the case of clauses (2), (3) and (4) as would not, individually or in the aggregate, be reasonably expected to materially impair or delay its ability to consummate the transactions contemplated by this Agreement or have a material adverse effect on the business, financial position, shareholders’ equity or results of operations of CCC and its subsidiaries, taken as a whole.

v. Absence of Certain Changes. Since November 12, 2003, there has been no material adverse change in the condition (financial or other), earnings, business, prospects or properties of CCC.

vi. Surplus Notes Validly Issued. The Surplus Notes, when issued by CCC, delivered and paid for pursuant to the terms and subject to the conditions in this Agreement and the Guaranty Agreement, will be duly and validly issued and free and clear of any liens or other encumbrance (other than any liens or encumbrances that may be created as a result of Loews’ ownership of the Surplus Notes) and not subject to preemptive or other similar rights.

vii. No Registration Required. Neither CCC nor to its knowledge any person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Surplus Notes to Loews to the registration requirements of Section 5 of the 1933 Act, and CCC has no reason to believe that the offering, issuance or sale of the Surplus Notes to Loews is or will become subject to the registration requirements of Section 5 of the 1933 Act.

4. CNAF PURCHASE OF CCC SURPLUS NOTES FROM LOEWS.

A.	CNAF agrees that promptly after receiving any net proceeds from an offering or sale of its equity securities after the date hereof to anyone other than Loews,

CNAF shall utilize such net proceeds to purchase from Loews, at par, any then outstanding Surplus Notes (including any accrued but unpaid interest thereon), without recourse. If the total net proceeds from any such offering are less than the outstanding principal of and accrued but unpaid interest on the Surplus Notes at that time, then CNAF will utilize all such proceeds to purchase a pro rata portion of the principal and accrued but unpaid interest on the outstanding Surplus Notes. At the time of any such sale of Surplus Notes, Loews will deliver the applicable Surplus Notes to CNAF against payment therefor, together with such documents of assignment or other instruments as CNAF may reasonably request to evidence such purchase and sale. CCC hereby consents to any sale of the Surplus Notes hereunder and will cooperate with CNAF and Loews in connection therewith, including by executing and delivering such new or replacement Surplus Notes as CNAF or Loews may reasonably request.

B.	Not more than once in every six-month period during which any Surplus Notes remain outstanding, Loews may make written demand that CNAF purchase from Loews, at par, said Surplus Note(s) (including any accrued but unpaid interest thereon), in full or in part, without recourse, whereupon CNAF must proceed with such purchase on said terms unless upon such demand CNAF reasonably concludes that such purchase(s) would directly or indirectly cause a material adverse change in the financial position of CNAF and so notifies Loews in writing within a reasonable time after such demand is received. In the event of any such purchase of Surplus Notes, Loews will deliver the applicable Surplus Note(s) to CNAF against payment therefor, together with such documents of assignment or other instruments as CNAF may reasonably request to evidence such purchase and sale. CCC hereby consents to any such purchase of the Surplus Notes hereunder and will cooperate with CNAF and Loews in connection therewith, including by executing and delivering such new or replacement Surplus Notes as CNAF or Loews may reasonably request.

5. DEALINGS WITH REGULATORS. Each of CNAF and CCC shall use its reasonable good faith efforts to obtain all required regulatory approvals required to consummate the transactions contemplated hereby and by the Guaranty Agreement and the Surplus Notes, including, for so long as any Surplus Note remains outstanding or any amount remains unpaid thereunder, the approval of the Director of the Illinois Department of Insurance of the payment by CCC of accrued and unpaid interest on and principal of the Surplus Notes (including any required prepayments) on the dates and as otherwise provided in the Surplus Notes and in the event that any such approval has not been obtained for any such payment at or prior to the relevant payment date, to continue to use its reasonable good faith efforts to obtain such approval promptly thereafter.

6. COVENANTS. The parties hereto covenant and agree as follows:

     A. The resolution embodied in the Series I Certificate shall be presented to the Board of Directors of CNAF (and/or a properly authorized committee thereof) for adoption, upon which adoption the Series I Certificate shall be filed with the Secretary of State of Delaware, and its terms shall become effective, and Loews shall receive a copy of the Series I Certificate certified by the Secretary of the State of Delaware.

     B. Loews and CNAF shall each use its reasonable best efforts to cause a Conversion (as that term is defined in the Series I Certificate) of the Preferred Stock to occur within such time after filing of the Series I Certificate with the Secretary of State of Delaware as Loews and CNAF reasonably deem appropriate.

6. AMENDMENT. No term or provision of this Agreement shall be amended, modified, altered, waived, supplemented or terminated except in a writing signed by the parties hereto.

7. NOTICE. Any notice, request, instruction, correspondence or other document to be given hereunder by any party to another (herein collectively called “Notice”) shall be in writing and delivered personally, sent via nationally recognized express delivery service, mailed by certified mail, postage prepaid and return receipt requested or sent by confirmed telecopier as follows:

To Loews:	Loews Corporation
667 Madison Avenue
New York, NY 10021
	Attn:	Corporate Secretary

To CNAF:	CNA Financial Corporation
CNA Plaza
Chicago, Illinois 60685
	Attn:	Jonathan D. Kantor
Senior Vice President, General Counsel and Secretary

To CCC:	Continental Casualty Company
CNA Plaza
Chicago, Illinois 60685
	Attn:	Jonathan D. Kantor
Senior Vice President, General Counsel and Secretary

Notice given by personal delivery, express delivery service or mail shall be effective upon actual receipt. Notice given by confirmed telecopier shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. All Notices by confirmed telecopier shall be confirmed promptly after transmission in a writing sent by personal delivery, nationally recognized express delivery service or certified mail. Any party may change any address to which Notice is to be given to it by giving notice as provided above of such change of address.

8. MISCELLANEOUS. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. This Agreement shall be binding upon each of the parties hereto and inure to the benefit of and be enforceable by the relevant party hereto and its respective successors and assigns. This Agreement, together with the other Transaction Documents, embodies the entire agreement and understanding among Loews, CNAF and CCC and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Agreement are for purposes of reference only, and shall not affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

LOEWS CORPORATION

By: /s/ PETER W. KEEGAN
Name: Peter W. Keegan
Title: SVP and CFO

Attest:

By: /s/ KENNETH ZINGHINI
Name: Kenneth Zinghini
Title: Asst. Secretary

CNA FINANCIAL CORPORATION

By: /s/ ROBERT V. DEUTSCH
Name: Robert V. Deutsch
Title: Executive Vice President and Chief Financial Officer (Principal Accounting Officer)

Attest:

By: /s/ DAVID B. LEHMAN
Name: David B. Lehman
Title: Asst. Secretary

CONTINENTAL CASUALTY COMPANY

By: /s/ ROBERT V. DEUTSCH
Name: Robert V. Deutsch
Title: Executive Vice President and Chief Financial Officer (Principal Accounting Officer)

Attest:

By: /s/ DAVID B. LEHMAN
Name: David B. Lehman
Title: Asst. Secretary

EXHIBIT 2

GUARANTY AGREEMENT

     This Guaranty Agreement (the “Guaranty”) is made this 24th day of November, 2003 between LOEWS CORPORATION, a Delaware corporation (“Guarantor”), and CONTINENTAL CASUALTY COMPANY, an Illinois insurance company (“Company”).

WITNESSETH:

     WHEREAS, the Company is a wholly-owned subsidiary of CNA Financial Corporation, a Delaware corporation, (“CNAF”) and Guarantor owns approximately 90% of the outstanding shares of common stock of CNAF; and

     WHEREAS, the Company and certain of its subsidiaries (“Subsidiaries”) are engaged in the businesses of selling financial protection to individuals through term life insurance, universal life insurance, annuities and other products (the “Life Business”) and providing group life and group health insurance and related services to employers, affinity groups and other entities that purchase insurance as a group (the “Group Business”); and

     WHEREAS, Company and the Subsidiaries plan to dispose of, through one or more sales of assets or Subsidiary stock or through a reinsurance transaction or other transfer or disposition, all or portions of the Group Business (any such transaction being a “Group Transaction”) and the Life Business (any such transaction being a “Life Transaction” and together with the Group Transaction, the “Transactions”); and

     WHEREAS, if consummated, the Transactions will each generate proceeds for the Company and are expected to increase the Company’s surplus and Guarantor, CNAF and the Company will directly and/or indirectly benefit therefrom; and

     WHEREAS, CNAF and the Company have requested Guarantor, and Guarantor has agreed, to provide support to CNAF and the Company and in furtherance thereof have entered into a Capital Support Agreement dated November 12th, 2003 among Guarantor, CNAF and the Company (the “Capital Support Agreement”) pursuant to which, among other things, Guarantor agreed to provide the financial accommodations set forth in this Guaranty, on the terms and subject to the conditions set forth herein and therein.

     NOW THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, Guarantor and the Company hereby agree as follows:

     1. GUARANTY.

     a. Agreement to Purchase Surplus Notes of the Company. If a Group Trigger (as defined below) occurs on or prior to February 26, 2004 (the “Trigger Date”), then on February 27, 2004 or such earlier date as may be agreed upon between the Company and the Guarantor (the “Purchase Date”) Guarantor shall purchase a Group Surplus Note (as defined below) from the Company. If a Life Trigger (as defined below) occurs on or prior to February 26, 2004, then on the Purchase Date Guarantor shall purchase a Life Surplus Note (as defined below) from the Company.

     i. “Group Trigger” means that as of the close of business on the Trigger Date, either a) a Group Transaction has not occurred or b) if a Group Transaction has occurred and the amount by which the Company’s statutory surplus has increased as a result of the Group Transaction is less than $200 million. Such determination shall be made based upon the Company’s underlying statutory equity, adjusted for unamortized goodwill, of CNA Group Life Assurance Company, a subsidiary of the Company, as reflected in its third quarter 2003 statutory financial statement filed with its domiciliary regulator (the amount by which such increase is less than $200 million is the “Group Amount”).

     ii. “Life Trigger” means that as of the close of business on the Trigger Date, either a) a Life Transaction has not occurred or b) if a Life Transaction has occurred, and the amount by which the Company’s statutory surplus has increased as a result of the Life Transaction is less than $300MM (the amount by which such increase is less than $300 million is the “Life Amount”).

     b. Amount and Form of Surplus Note(s).

     i. If a Group Trigger occurs, then on the Purchase Date Guarantor will purchase from the Company, and the Company will execute and deliver to Guarantor against payment therefore, a surplus note in the form and having the terms set forth in the form of Group Surplus Note attached as Exhibit A hereto (the “Group Surplus Note”). The original principal amount of the Group Surplus Note shall be the lesser of a) $200 million or b) the Group Amount .

     ii. If a Life Trigger occurs, then on the Purchase Date Guarantor will purchase from the Company, and the Company will execute and deliver to Guarantor against payment therefore, a surplus note in the form and having the terms set forth in the form of Life Surplus Note attached as Exhibit B hereto (the “Life Surplus Note”). The original principal amount of the Life Surplus Note shall be the lesser of a) $300 million or b) the Life Amount.

     2. DEMANDS AND NOTICE. Promptly following the occurrence of either a Group Trigger or a Life Trigger, but in no event later than the Trigger Date, the Company shall make a demand upon Guarantor (a “Demand”). A Demand shall be in a writing signed by the Company’s Chief Financial Officer and shall reasonably and briefly specify the nature of the event and the calculation of the original principal amount of the Group Surplus Note and/or the Life Surplus Note to be purchased by Guarantor, with a specific statement that the Company is calling upon Guarantor to perform under this Guaranty. A Demand satisfying the foregoing requirements shall be deemed sufficient notice to Guarantor that it must perform under this Guaranty.

     3. REPRESENTATIONS AND WARRANTIES. Guarantor’s obligation to purchase a Group Surplus Note or a Life Surplus Note hereunder shall be subject to the condition that the representations and warranties made by the Company and CNAF in the Capital Support Agreement shall be true and correct in all material respects on the date the Demand is delivered to Guarantor hereunder as if made on and as of such date and CNAF and CCC shall have performed in all material respects all of their agreements and obligations hereunder and under the Capital Support Agreement.

     4. ENFORCEMENT. If Guarantor fails to purchase the Group Surplus Note if required under the Group Trigger or the Life Surplus Note if required under the Life Trigger, the Company may take whatever action at law or in equity to protect and enforce its rights or remedies, including without limitation specific performance of any covenant, agreement, or other provision contained in this Guaranty. No right or remedy contained in this Guaranty and conferred upon the Company is intended to be exclusive of any other right or remedy contained in this Guaranty, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained in this Guaranty and in any such instrument or document, now or hereafter executed in connection with this Guaranty, or now or hereafter existing at law or in equity or by statute, or otherwise. No course of dealing between the Company and Guarantor or any failure or delay on the part of the Company in exercising any rights or remedies under this Guaranty shall operate as a waiver of any rights or remedies of the Company, and no single or partial exercise of any rights or remedies under this Guaranty shall operate as a waiver or preclude the exercise of any other rights or remedies under this Guaranty.

     5. NOTICE. Any Demand, notice, request, instruction, correspondence or other document to be given hereunder by any party to another (herein collectively called “Notice”) shall be in writing and delivered personally, sent via nationally recognized express delivery service, mailed by certified mail, postage prepaid and return receipt requested or sent by confirmed telecopier as follows:

To Guarantor:	Loews Corporation
667 Madison Avenue
New York, NY 10021
	Attn:	Corporate Secretary

To Company:	Continental Casualty Company
CNA Plaza
Chicago, Illinois 60685
	Attn:	Jonathan D. Kantor
Senior Vice President, General Counsel and Secretary

Notice given by personal delivery, express delivery service or mail shall be effective upon actual receipt. Notice given by confirmed telecopier shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. All Notices by confirmed telecopier shall be confirmed promptly after transmission in a writing sent by personal delivery, nationally recognized express delivery service or certified mail. Any party may change any address to which Notice is to be given to it by giving notice as provided above of such change of address.

     6. MISCELLANEOUS. THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. This Guaranty shall be binding upon Guarantor and inure to the benefit of and be enforceable by Company and its respective successors and assigns. This Guaranty embodies the entire agreement and understanding between Guarantor and Company and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Guaranty are for purposes of reference only, and shall not affect the meaning hereof. This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. No term or provision of this Guaranty shall be amended, modified, altered, waived, supplemented or terminated except in a writing by the parties hereto.

     IN WITNESS WHEREOF the parties hereto have caused this Guaranty to be executed as of the day and year first above written.

LOEWS CORPORATION

By: /s/ PETER W. KEEGAN
Name: Peter W. Keegan
Title: SVP and CFO

Attest:

By: /s/ KENNETH ZINGHINI
Name: Kenneth Zinghini
Title: Asst. Secretary

CONTINENTAL CASUALTY COMPANY

By: /s/ ROBERT V. DEUTSCH
Name: Robert V. Deutsch
Title: Executive Vice President and Chief Financial Officer (Principal Accounting Officer)

Attest:

By: /s/ MARY RIBIKAWSKIS
Name: Mary Ribikawskis
Title: Assistant Vice President and Assistant Secretary

CONTINENTAL CASUALTY COMPANY
LIFE SURPLUS NOTE

February 25, 2004	$300,000,000.00

Continental Casualty Company, an Illinois insurance company, (the “Company”), for value received, promises to pay to the order of Loews Corporation or its registered assigns (the “Noteholder”) on demand as provided herein the principal amount of THREE HUNDRED MILLION DOLLARS ($300,000,000.00), and to pay interest on the outstanding principal balance of this Surplus Note at the rate equal to the one-year London Inter-Bank Offering Rate as quoted on Bloomberg Financial L.P. (“LIBOR”) on the Purchase Date, as that term is defined in that certain Guaranty Agreement between Loews Corporation and the Company dated November 12, 2003 (the “Guaranty”) plus 350 basis points. The outstanding principal balance of this Surplus Note, together with any interest due thereon, shall not be considered as a legal liability on the statutory financial statements of the Company or be the basis of any offset unless and until the Director of the Illinois Department of Insurance (the “Director”) approves such payment.

1. Term. This Surplus Note shall have a term of twenty (20) years (“Term”). At the end of the Term, this Surplus Note shall be due and payable in full by the Company to the Noteholder, unless earlier paid and satisfied in full.

2. Interest Rate Reset. The interest rate payable on this Surplus Note as described above shall be reset at the first anniversary of the Purchase Date, and at each subsequent anniversary thereafter for as long as this Surplus Note is outstanding to a rate equal to the then one-year LIBOR plus 350 basis points.

3. Payments. All payments or prepayments of principal or interest on this Surplus Note by the Company may be made only with the prior written approval of the Director.

a. Application of Payments. Any payments made on account of this Surplus Note shall be applied first to accrued and unpaid interest, and second to the unpaid principal hereof.

b. Interest Payments. Subject to the prior written approval of the Director, payments of interest on this Surplus Note shall be made semi-annually on April 1st and October 1st each year, commencing on October 1, 2004 (each a “Scheduled Payment Date”). If a Scheduled Payment Date is not a day on which both the Company and nationally chartered United States banks are open for business, interest shall be paid on the next business day and shall include accrued and unpaid interest through such date. Interest on this Surplus Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

c. Principal Payments.

i. Prepayment at Company’s Option. Subject to the prior written approval of the Director, the Company may prepay this Surplus Note in whole or part at any time and from time to time without premium or penalty and with accrued and unpaid interest through the date of prepayment.

ii. Mandatory Prepayment upon Certain Events. Subject to the prior written approval of the Director, following the consummation of a Life Transaction, the Company shall prepay the lesser of (x) the outstanding principal of and accrued and unpaid interest on this Surplus Note and (y) an amount equal to the increase in the Company’s statutory surplus as a result of the Life Transaction. “Life Transaction” means the disposition, through one or more sales of assets or subsidiary stock or through a reinsurance transaction or other transfer or disposition, of all or portions of the businesses of selling financial protection to individuals through term life insurance, universal life insurance, annuities and other products. The Company shall give the Noteholder prior written notice of the closing of the Group Transaction. See Attachment A for an example of the methodology of the mandatory prepayment.

4. Method of Payment. All payments of principal or interest shall be made by the Company to the Noteholder without presentment of this Surplus Note or endorsement of such payment at the address specified by the Noteholder for payment. Payments of principal or interest on this Surplus Note shall be made, in accordance with the foregoing and subject to applicable laws and regulations, to the holder of this Surplus Note at the principal corporate office of such holder or such other place, which shall be reasonably acceptable to the Company, as the Noteholder shall designate in writing to the Company. Payments under this Surplus Note shall be made in immediately available funds in lawful money of the United States.

5. Ranking of Note. The Company shall not issue any securities which are senior to or pari passu with this Surplus Note [other than a surplus note issued to Noteholder on the same date hereof relating to the Company’s or its subsidiaries’ group business]. By acceptance of this Surplus Note, the Noteholder expressly agrees that the payment of principal and interest by the Company is expressly subordinated to claims of creditors of Company under ILL. REV. STAT. ch. 215 Section 5/205, which provides that surplus notes are at the eighth priority. The obligations of the Company under this Surplus Note are not subject either to offset by the Noteholder or to recoupment with respect to any liability or obligation owed to the Company by the Noteholder.

6. Governing Law. This Surplus Note and the Director’s exercise of regulatory authority, including approval of payments under this Surplus Note, shall be governed by, and construed in accordance with, the laws of the State of Illinois.

7. Transfer Restrictions. No transfer of this Surplus Note other than a transfer in whole or in part to a subsidiary of the Noteholder shall be valid for any purpose until all transfer restrictions have been satisfied and such transfer shall have been recorded in the books of the Company.

TRANSFER RESTRICTIONS

THE COMPANY HAS OFFERED AND SOLD THIS SURPLUS NOTE PURSUANT TO EXEMPTIONS FROM REGISTRATIONS UNDER THE FEDERAL AND STATE SECURITIES LAWS. A HOLDER OF THIS SURPLUS NOTE MAY NOT SELL OR OTHERWISE TRANSFER THIS SURPLUS NOTE UNLESS THE OFFER AND SALE IS REGISTERED OR EXEMPT FROM REGISTRATION UNDER THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL ACCEPTABLE TO THE

COMPANY THAT ANY SALE OR OTHER TRANSFER OF THIS SURPLUS NOTE SHALL NOT VIOLATE THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

8. Notices. Notice shall mean any written document which is originally executed and is sent by United States mail, nationally recognized express or messenger delivery service or telecopy confirmed by telephone, and a Notice shall be deemed to be given upon its receipt by the addressee (in the case of a telecopy, upon telephonic confirmation following such receipt).

9. Integration. This Surplus Note including the Schedule shall constitute the entire agreement between the Company and the Noteholder relating to the subject matter hereof. It supersedes all prior discussions and other written materials between the Company and the Noteholder with respect to the subject matter hereof.

10. Miscellaneous. The rights, privileges, duties and obligations under this Surplus Note shall be binding on any transferees, successors and assignees. This Surplus Note embodies the entire agreement and understanding between the Company and the Noteholder and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Surplus Note are for purposes of reference only, and shall not affect the meaning hereof.

SIGNATURE PAGE FOLLOWS.

IN WITNESS WHEREOF, the Company has caused this Surplus Note to be duly executed under seal by its officers duly authorized thereunto.

CONTINENTAL CASUALTY COMPANY

By: /s/JONATHAN D. KANTOR
Name:	Jonathan D. Kantor
Title:	Executive Vice President, General Counsel and Secretary

Attest:

By: /s/MARY A. RIBIKAWSKIS
Name:	Mary A. Ribikawskis
Title:	Assistant Vice President and Assistant Secretary

Life Surplus Note Schedule

			Amount of	Unpaid
	Amount of	Date	Principal	Principal	Notation
Date	Principal	Repaid	Repayment	Balance	Made By

Attachment A

Mandatory Principal Prepayment Example

Assume that the Life Surplus Notes are funded at $300 million on February 15, 2004. On August 11, 2004, the Life Transaction occurs and is completed in the form of a reinsurance transaction. Assume that on August 16, 2004 (the mandatory prepayment date), the amount of accrued and unpaid interest owed by the Company to the Noteholder is $9,050,000. Also, assume that the Director of the Illinois Department of Insurance consents to the payment of each of the amounts upon the closing of the Life Transaction and that there are no tax consequences from the Life Transaction.

1. The ceding commission and the related increase in surplus to the Company from the Life Transaction is $500 million. The Company will owe the Noteholder $309,050,000 which is the entire principal balance along with all accrued and unpaid interest.

2. The ceding commission and the related increase in surplus to the Company from the Life Transaction is $200,000,000. The Company will owe the Noteholder $200,000,000 which represents $9,050,000 in accrued and unpaid interest and a reduction in outstanding principal of $190,950,000.

Assume that the Life Surplus Notes are funded at $300 million on February 15, 2004. On August 11, 2004, a portion of the Life Transaction occurs and is completed in the form of a reinsurance transaction. Assume that on August 16, 2004 (the first mandatory prepayment date), the amount of accrued and unpaid interest owed by the Company to the Noteholder is $9,050,000. Also assume that the ceding commission and the related increase in surplus to the Company from the first Life Transaction is $200,000,000. The Company will owe the Noteholder $200,000,000 which represents $9,050,000 in accrued and unpaid interest and a reduction in outstanding principal of $190,950,000 with a remaining outstanding principal balance of $109,050,000. Assume further that the remainder of the Life Transaction occurs in the form of a sale of the businesses on February 10, 2005 and the second repayment date is February 15, 2005. On February 15, 2005, the amount of accrued and unpaid interest from August 16, 2004 is $3,253,325. Also, assume that the Director of the Illinois Department of Insurance consents to the payment of each of the amounts upon the closing of the Life Transactions and that there are no tax consequences from the Life Transaction.

1. The sale of the businesses in the second Life Transaction is $300 million. The Company will pay the Noteholder $112,303,325 which represents $109,050,000 in outstanding principal and $3,253,325 in accrued and unpaid interest.

2. The sale of the businesses in the second Life Transaction is $50,000,000. The Company will pay the Noteholder $50,000,000 which represents a payment of $46,746,675 of the outstanding principal and $3,253,325 in accrued and unpaid interest. The outstanding principal balance after the second mandatory prepayment date will be $62,303,325.

CONTINENTAL CASUALTY COMPANY
GROUP SURPLUS NOTE

February 25, 2004	$45,600,000

Continental Casualty Company, an Illinois insurance company, (the “Company”), for value received, promises to pay to the order of Loews Corporation or its registered assigns (the “Noteholder”) on demand as provided herein the principal amount of FORTY-FIVE MILLION SIX HUNDRED THOUSAND DOLLARS ($45,600,000.00), and to pay interest on the outstanding principal balance of this Surplus Note at a rate equal to the one-year London Inter-Bank Offering Rate as quoted on Bloomberg Financial L.P. (“LIBOR”) on the Purchase Date, as that term is defined in that certain Guaranty Agreement between Loews Corporation and the Company dated November 12, 2003 (the “Guaranty”) plus 350 basis points, all subject to the terms and conditions specified herein. The outstanding principal balance of this Surplus Note, together with any interest due thereon, shall not be considered as a legal liability on the statutory financial statements of the Company or be the basis of any offset unless and until the Director of the Illinois Department of Insurance (the “Director”) approves such payment.

1. Term. This Surplus Note shall have a term of twenty (20) years (“Term”). At the end of the Term, this Surplus Note shall be due and payable in full by the Company to the Noteholder, unless earlier paid and satisfied in full.

2. Interest Rate Reset. The interest rate payable on this Surplus Note as described above shall be reset at the first anniversary of the Purchase Date, and at each subsequent anniversary thereafter for as long as this Surplus Note is outstanding to a rate equal to the then one-year LIBOR plus 350 basis points.

3. Payments. All payments or prepayments of principal or interest on this Surplus Note by the Company may be made only with the prior written approval of the Director.

a. Application of Payments. Any payments made on account of this Surplus Note shall be applied first to accrued and unpaid interest, and second to the unpaid principal hereof.

b. Interest Payments. Subject to the prior written approval of the Director, payments of interest on this Surplus Note shall be made semi-annually on April 1st and October 1st in each year, commencing on October 1, 2004 (each a “Scheduled Payment Date”). If a Scheduled Payment Date is not a day on which both the Company and nationally chartered United States banks are open for business, interest shall be paid on the next business day and shall include accrued and unpaid interest through such date. Interest on this Surplus Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

c. Principal Payments.

i. Prepayment at Company’s Option. Subject to the prior written approval of the Director, the Company may prepay this Surplus Note in whole or part at any time and from time to time without premium or penalty and with accrued and unpaid interest through the date of prepayment.

ii. Mandatory Prepayment upon Certain Events. Subject to the prior written approval of the Director, following the consummation of a Group Transaction, the Company shall prepay the lesser of (x) the outstanding principal of and accrued and unpaid interest on this Surplus Note and (y) an amount equal to the increase in the Company’s statutory surplus as a result of the Group Transaction. Such determination shall be made based upon the Company’s underlying statutory equity, adjusted for unamortized goodwill, of CNA Group Life Assurance Company, a subsidiary of the Company, as reflected in its third quarter 2003 statutory financial statement filed with its domiciliary regulator. “Group Transaction” means the disposition, through one or more sales of assets or subsidiary stock or through a reinsurance transaction or other transfer or disposition, of all or portions of the businesses of providing group life and group health insurance and related services to employers, affinity groups and other entities that purchase insurance as a group. The Company shall give the Noteholder prior written notice of the closing of the Group Transaction. See Attachment A for an example of the methodology of the mandatory prepayment.

4. Method of Payment. All payments of principal or interest shall be made by the Company to the Noteholder without presentment of this Surplus Note or endorsement of such payment at the address specified by the Noteholder for payment. Payments of principal or interest on this Surplus Note shall be made, in accordance with the foregoing and subject to applicable laws and regulations, to the holder of this Surplus Note at the principal corporate office of such holder or such other place, which shall be reasonably acceptable to the Company, as the Noteholder shall designate in writing to the Company. Payments under this Surplus Note shall be made in immediately available funds in lawful money of the United States.

5. Ranking of Note. The Company shall not issue any securities which are senior to or pari passu with this Surplus Note [other than a surplus note issued to Noteholder on the same date hereof relating to the Company’s or its subsidiaries’ life business]. By acceptance of this Surplus Note, the Noteholder expressly agrees that the payment of principal and interest by the Company is expressly subordinated to claims of creditors of Company under ILL. REV. STAT. ch. 215 Section 5/205, which provides that surplus notes are at the eighth priority. The obligations of the Company under this Surplus Note are not subject either to offset by the Noteholder or to recoupment with respect to any liability or obligation owed to the Company by the Noteholder.

6. Governing Law. This Surplus Note and the Director’s exercise of regulatory authority, including approval of payments under this Surplus Note, shall be governed by, and construed in accordance with, the laws of the State of Illinois.

7. Transfer Restrictions. No transfer of this Surplus Note other than a transfer in whole or in part to a subsidiary of the Noteholder shall be valid for any purpose until all transfer restrictions have been satisfied and such transfer shall have been recorded in the books of the Company.

TRANSFER RESTRICTIONS

THE COMPANY HAS OFFERED AND SOLD THIS SURPLUS NOTE PURSUANT TO EXEMPTIONS FROM REGISTRATIONS UNDER THE FEDERAL AND STATE SECURITIES LAWS. A HOLDER OF THIS SURPLUS NOTE MAY NOT SELL OR OTHERWISE TRANSFER THIS SURPLUS NOTE UNLESS THE OFFER AND SALE IS REGISTERED OR EXEMPT

FROM REGISTRATION UNDER THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT ANY SALE OR OTHER TRANSFER OF THIS SURPLUS NOTE SHALL NOT VIOLATE THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

8. Notice. Notice shall mean any written document which is originally executed and is sent by United States mail, nationally recognized express or messenger delivery service or telecopy confirmed by telephone, and a Notice shall be deemed to be given upon its receipt by the addressee (in the case of a telecopy, upon telephonic confirmation following such receipt).

9. Integration. This Surplus Note including the Schedule shall constitute the entire agreement between the Company and the Noteholder relating to the subject matter hereof. It supersedes all prior discussions and other written materials between the Company and the Noteholder with respect to the subject matter hereof.

10. Miscellaneous. The rights, privileges, duties and obligations under this Surplus Note shall be binding on any transferees, successors and assignees. This Surplus Note embodies the entire agreement and understanding between the Company and the Noteholder and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Surplus Note are for purposes of reference only, and shall not affect the meaning hereof.

SIGNATURE PAGE FOLLOWS.

IN WITNESS WHEREOF, the Company has caused this Surplus Note to be duly executed under seal by its officers duly authorized thereunto.

CONTINENTAL CASUALTY COMPANY

By: /s/JONATHAN D. KANTOR
Name:	Jonathan D. Kantor
Title:	Executive Vice President, General Counsel and Secretary

Attest:

By: /s/MARY A. RIBIKAWSKIS
Name:	Mary A. Ribikawskis
Title:	Assistant Vice President and Assistant Secretary

Group Surplus Note Schedule

			Amount of	Unpaid
	Amount of	Date	Principal	Principal	Notation
Date	Principal	Repaid	Repayment	Balance	Made By

Attachment A

Mandatory Principal Prepayment Example

Assume that the Group Surplus Notes are funded at $200,000,000 on February 15, 2004. Further assume that the Company’s underlying statutory equity, adjusted for unamortized goodwill, of CNA Group Life Assurance Company (GLA), a subsidiary of the Company, as reflected in its third quarter 2003 statutory financial statement filed with its domiciliary regulator is $500,000,000. On August 11, 2004, the Group Transaction occurs and is completed in the form of a sale of GLA. Assume that on August 16, 2004 (the mandatory prepayment date), the amount of accrued and unpaid interest owed by the Company to the Noteholder is $6,033,333.33. Also, assume that the Director of the Illinois Department of Insurance consents to the payment of each of the amounts upon the closing of the Group Transaction.

     1. GLA is sold for $1,000,000,000 and the related increase in surplus to the Company from the Group Transaction is $500,000,000. The Company will owe the Noteholder $206,033,333.33 which is the entire principal balance along with all accrued and unpaid interest.

     2. GLA is sold for $510,000,000 and the related increase in surplus to the Company from the Group Transaction is $10,000,000. The Company will owe the Noteholder $10,000,000 which represents $6,033,333.33 in accrued and unpaid interest and a reduction in outstanding principal of $3,966,666.67 with a remaining outstanding principal balance of $196,033,333.33.

EXHIBIT 3

Form D Filings

3 PROPOSED REINSURANCE AGREEMENTS TO “DEPOOL” CURRENT CIC POOL STRUCTURE:

1.	CANCELLATION, COMMUTATION & RELEASE AGREEMENT TO AMENDED AND RESTATED INTERCOMPANY POOLING AGREEMENT ORIGINALLY EFFECTIVE JANUARY 1, 2001 BY AND BETWEEN THE CONTINENTAL INSURANCE COMPANY AND ITS UNITED STATES AFFILIATES

2.	SEPARATE (RETRO) REINSURANCE CONTRACTS BETWEEN THE CONTINENTAL INSURANCE COMPANY(REINSURER) AND EACH OF THE FORMER POOL MEMBERS LISTED IN AGREEMENT NO.1

3.	SEPARATE (PROSPECTIVE) 100% QUOTA SHARE TREATY BETWEEN THE CONTINENTAL INSURANCE COMPANY(REINSURER) AND EACH OF THE FORMER POOL MEMBERS LISTED IN AGREEMENT NO. 1

STATE DOI	SUBMISSION DATE	STATUS	APPROVAL DATE	AMENDED SUBMISSION DATE

CA	09.08.2003	PENDING	11.10.2003

DE	09.18.2003	PENDING	11.10.2003

MA	09.18.2003	PENDING	11.11.2003

NH	09.11.2003	PENDING	11.11.2003

NJ	09.18.2003	PENDING	11.10.2003

OH	09.18.2003	PENDING	11.07.2003

100% QUOTA SHARE TREATY BETWEEN THE CIC (REINSURED) AND CCC (REINSURER) — FUNDS HELD BASIS

				AMENDED SUBMISSION
STATE DOI	SUBMISSION DATE	STATUS	APPROVAL DATE	DATE

				10.17.2003 -
				Submitted updated
				pro forma financial
				statements and
CA	09.08.2003	PENDING	11.10.2003	updated agreement

				10.17.2003 -
				Submitted Amendment
				No. 1 to Form D
				with updated pro
				forma financial
				statements and
IL	09.18.2003	PENDING	10.23.2003	updated agreement

				10.17.2003 -
				Submitted Amendment
				No. 1 to Form D
				with updated pro
				forma financial
				statements and
NH	09.11.2003	PENDING	11.11.2003	updated agreement

Form A Exemptions

				FOLLOW-UP FILED
DOMESTIC	ORIGINAL			[IMPLEMENTATION DATE REVISED
INSURERS	FILE DATE	STATUS	APPROVAL DATE	DATE REVISED TO 4th QTR]

CA	08.21.2003	PENDING	10.29.2003	09.26.2003

CT	08.21.2003	APPROVED	09.02.2003	09.26.2003

DE	08.21.2003	PENDING	11.10.2003	09.26.2003

HI	08.21.2003	APPROVED	09.12.2003	09.26.2003

IL	08.21.2003	APPROVED	09.12.2003	09.26.2003

IN	08.21.2003	APPROVED	08.28.2003	09.26.2003

MA	08.21.2003	APPROVED	10.09.2003	09.26.2003

NH	08.21.2003	PENDING	11.11.2003	09.26.2003

NJ	08.21.2003	PENDING		09.26.2003

NY	08.21.2003	APPROVED	09.04.2003	09.26.2003

OH	08.21.2003	PENDING	11.07.2003	09.26.2003

PA	08.21.2003	APPROVED	09.11.2003	09.26.2003

SC	08.21.2003	APPROVED	10.20.2003	09.26.2003

SD	08.21.2003	APPROVED	08.26.2003	09.26.2003

TX	08.21.2003	APPROVED	09.11.2003	09.26.2003